SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 July 25, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                        ARMANINO FOODS OF DISTINCTION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Colorado                  0-18200                84-1041418
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                 30588 San Antonio Street, Hayward, CA  94544
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (510) 441-9300
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















Page 1

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 25, 2005, Armanino Foods of Distinction, Inc. (the "Company") reported its operating results for the quarter and six months ended June 30, 2005. The Press Release is attached hereto as Exhibit 99.1.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

     On July 25, 2005, The Company announced that it intends to go forward with its plan to terminate its registration under Section 12(g) of the Securities Act of 1934, as amended, which will result in the termination of the listing of its common stock on the NASDAQ Small Cap Market, as originally announced on March 10, 2005. The Company intends to file a notification on Form 15 with the Securities and Exchange Commission on or about August 12, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

     The following exhibit is furnished pursuant to Item 12 is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

          99.1 - Press Release dated July 25, 2005


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ARMANINO FOODS OF DISTINCTION, INC.



Dated: July 27, 2005             By: /s/ Edmond J. Pera
                                     Edmond J. Pera, Chief Operating Officer

















Page 2